FISCAL SECOND QUARTER 2014 FINANCIAL RESULTS April 17, 2014

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today that are not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward- looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of major factors that could cause actual results to differ materially from those projected, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended September 28, 2013, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information such as earnings or margin excluding special items, ROIC and free cash flow. We present information excluding special items because it provides a better indication of core performance for purposes of period-to-period comparisons. ROIC and free cash flow are used for internal management assessments because they provide additional insight into ongoing financial performance. In addition, we provide non- GAAP measures because we believe they offer insight into the metrics that are driving management decisions as well as management’s performance under the tests that it sets for itself. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL SECOND QUARTER 2014 3 Q2F14 Guidance Q2F14 Mar 29, 2014 Q1F14 Dec 28, 2013 Q2F14 vs. Q1F14 Revenue ($ millions) $535 to $565 $558 $534 + 4% Diluted EPS excluding special items $0.57 to $0.63 $0.60 $0.61 - 2% ROIC excluding special items 14.1% 14.5% - 40 bps • Revenue above mid-point of guidance range, up 4% from prior quarter • Non-GAAP diluted EPS at mid-point of guidance range ‒ Excludes $0.07 net special items Results vs. Guidance & Prior Quarter

A FEW FISCAL SECOND QUARTER HIGHLIGHTS • Overall revenue consistent with guidance; sector performance was mixed • Manufacturing Solutions new business wins: $159M • Engineering Solutions new program wins exceptionally strong: $26M • Fox Cities, WI transformation/consolidation: All 3 facilities complete • New Guadalajara, MX facility construction remains on track • Announced Juarez, MX facility would be closed by calendar year-end ‒ Programs will move to Guadalajara facility • Versus prior year Q2: Revenue flat, Operating margin up 30 bps (non-GAAP) ‒ Replaced approximately $92 million Juniper revenue (prior year Q2) • Modest improvement in full year revenue outlook 4

PERFORMANCE BY SECTOR 5 Q2F14 Mar 29, 2014 Q1F14 Dec 28, 2013 Q2F14 vs. Q1F14 Q3F14 Expectations (percentage points) Networking/ Communications $162 29% $163 31% flat Up 20% plus Healthcare/ Life Sciences $167 30% $165 31% 1% Up low-to-mid single Industrial/ Commercial $145 26% $136 25% 7% Up high single Defense/ Security/ Aerospace $84 15% $70 13% 20% Up mid single Total Revenue $558 100% $534 100% 4% Revenue in millions Comments refer to fiscal quarters • N/C better than expected in Q2 as demand improved. New programs drive growth in Q3 • HC/LS in-line in Q2. Mixed performance delivers modest growth in Q3 • I/C up, but below expectations for Q2; Modest strengthening, program ramps drive growth in Q3 • D/S/A up strong, but below expectations for Q2; mixed performance delivers modest growth in Q3

FISCAL SECOND QUARTER MANUFACTURING WINS 6 $72 $42 $35 $10 Manufacturing Wins by Sector ($Ms) Networking/Communications Healthcare/Life Sciences Industrial/Commercial Defense/Security/Aerospace $49 $24 $86 Manufacturing Wins by Region ($Ms) AMER EMEA APAC $159M in annualized revenue when fully ramped; 41 programs • Current target: $150M • Dollar value of wins in EMEA & APAC represent a significant percentage of quarterly revenues

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f TFQ S al e s TFQ Wins TFQ Wins % of TFQ Sales Qtrly Wins MANUFACTURING WINS TREND Goal Quarterly target approximately $150M TFQ $731M N ew W in s $ M 7 TFQ Wins Remains Strong

FISCAL THIRD QUARTER GUIDANCE 8 Q3F14 Guidance Revenue $600 to $630 million Diluted EPS $0.69 to $0.74 • Excludes anticipated restructuring charges of $400,000 to $500,000 • Includes $0.10 stock based compensation expense • Revenue range mid-point suggests 10% sequential growth Q2F14 to Q3F14 - Sequential growth anticipated in all four sectors • EPS guidance excludes anticipated restructuring charge associated with the Juarez, MX closure and program transitions to Guadalajara, MX

FISCAL SECOND QUARTER INCOME STATEMENT HIGHLIGHTS 9 Q2F14 Mar 29, 2014 Q1F14 Dec 28, 2013 Q2F14 vs. Q1F14 Change Revenue $558 $534 + 4% Gross margin 9.5% 9.6% - 10 bps Selling & administrative expenses $27.8 $26.1 + 7% Operating margin excluding special items 4.5% 4.8% - 30 bps Diluted earnings per share $0.53 $0.51 + 4% Diluted earnings per share excluding special items $0.60 $0.61 - 2% Dollars in millions, except earnings per share • Gross margin and SG&A in-line with expectations • Recorded $6.0M restructuring charges ($0.18 of diluted EPS) primarily related to the previously announced facility closure in Juarez, MX and transition of programs to Guadalajara, MX • Recorded $3.7M discrete tax benefit ($0.11 of diluted EPS)

F14 Operations Initiatives • Supply Chain productivity • Manufacturing productivity • Facility simplifications • Improved sector mix Q2 margin reduction anticipated based on structural costs (merit increases and payroll taxes) MARGIN TREND 3.8% 4.0% 4.2% 4.4% 4.6% 4.8% 5.0% 450 500 550 600 Q1F13 Q2F14 Q3F13 Q4F13 Q1F14 Q2F14 R e ve n u e $ M Revenue vs. Operating Margin Revenue Operating Margin 10

BALANCE SHEET AND CASH FLOWS 11 Q2F14 Comments Return on invested capital 14.1% Above WACC of 11% but remains below enduring goal of WACC + 500 bps (16%) Share repurchases $7.6 million Average price of $41.18 per share Cash cycle days 62 days In-line with expectations and same as Q1F14 Free cash flow $7.2 million

Q1F11 Q2F11 Q3F11 Q4F11 Q1F12 Q2F12 Q3F12 Q4F12 Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 Q2F14 Inventory Days 93 89 88 85 87 87 81 78 92 87 78 72 83 84 A/R Days 52 45 49 48 46 47 47 49 50 55 54 49 51 49 A/P Days 62 58 56 57 57 62 59 58 61 61 54 56 64 63 Customer Deposit Days 5 5 6 6 6 6 6 6 7 17 19 12 8 8 Net Cash Cycle Days 78 71 75 70 70 66 63 63 74 64 59 53 62 62 CASH CYCLE TREND • Q2F14 shows continued long-term progress • Expect cash cycle in high 50 day range exiting F14 12 - 10 20 30 40 50 60 70 80 90 100 Day s Net Cash Cycle Days Inventory Days A/R Days A/P Days Customer Deposit Days

FISCAL THIRD QUARTER 2014 GUIDANCE 13 Guidance Revenue $600 to $630 million Estimated restructuring charges $400,000 - $500,000 Diluted Earnings per share excluding restructuring $0.69 to $0.74 Gross margin 9.4 to 9.6% SG&A $29 to $30 million Operating margin 4.6 to 4.8% Depreciation and amortization $12.5 million Tax rate 8 - 10% Cash cycle days 62 to 64 days F14 estimated capital expenditures $75 million

WRAP-UP 14 Near-term focus items: 1. Continue “new wins” at or our above target to deliver modest growth in F14 and to carry growth momentum in F15 2. Continue to build revenue momentum into our new Oradea facility 3. Flawlessly transition business from Juarez to our new facility in Guadalajara, Mexico 4. Continued progress on operating improvements and initiatives to deliver operating margin in-line with our 5% target 5. Exceptional customer service: Operational Excellence, Value Stream Solutions

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